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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


                                                                ANNUAL REPORT TO
                                                   CONTRACT HOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 2000

Annual Report
For Contract Holders of Kemper Destinations(SM)

* Kemper Variable Series
* Scudder Variable Life Investment Fund
* The Alger American Fund
* Dreyfus Investment Portfolios
* The Dreyfus Socially Responsible Growth Fund, Inc.
* Warburg Pincus Trust
* Janus Aspen Series


                                                   LOGO: KEMPER ANNUITIES & LIFE
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This annual report must be preceded or accompanied by the current prospectus.

Kemper Destinations(SM) (policy form series L-8166 and L-1550) is a variable, fixed and market value-adjusted deferred annuity contract issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Destinations(SM) may not be available in all states. The contract contains limitations and policy forms may vary by state.


INVESTMENT MANAGERS:
Zurich Scudder Investments, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(Tel) 800-778-1482

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048
(Tel) 800-992-3863

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
(Tel) 800-554-4611

Warburg Pincus
P.O. Box 9030
Boston, MA 02205-9030
(Tel) 800-222-8977

Janus Capital Corporation
P.O. Box 173375
Denver, CO 80217-3375
(Tel) 800-525-3713

Printed on recycled paper.
DEST-2 (2/28/01)   5648
Printed in the U.S.A.

                                                   LOGO: KEMPER ANNUITIES & LIFE
                                   Long-term investing in a short-term world(SM)

LOGO: ZURICH KEMPER
1 KEMPER DRIVE
LONG GROVE, IL  60049-0001